COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Schedule of future minimum lease payments under all non-cancelable operating leases with an initial term in excess of one year	Future minimum lease payments under all non-cancelable operating leases with an initial term in excess of one year as of December 31, 2018 are as follows:

Amount
(in thousands)
2019	$1,674
2020	1,112
2021	649
2022	—
2023	—
Thereafter	—
Total	$3,435